Exhibit 10.10

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of June 7, 2016 (this “Amendment”) and is entered into among Products Licensing LLC (the “Borrower”), the Lenders party hereto and DBD Credit Funding LLC (“Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders, and Administrative Agent have entered into that certain Credit Agreement dated as of June 24, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, Parent, Playboy Enterprises, Inc., Administrative Agent and the lenders from time to time party thereto are party to that certain Credit Agreement dated as of August 12, 2015 (the “PEII Credit Agreement”) and desire to amend such PEII Credit Agreement to allow the borrower thereunder to borrower one or more additional term loans in the aggregate principal amount of $10,000,000 (the “PEII Credit Agreement Amendment”);

WHEREAS, the Borrower will receive direct and indirect benefit from the PEII Credit Agreement Amendment, and in consideration thereof, has agreed to amend the Credit Agreement to require the Borrower to prepay an amount equal to the Mansion Sale Proceeds upon consummation of the Mansion Sale (each as hereinafter defined); and

WHEREAS, Administrative Agent and the Lenders party hereto (comprising Required Lenders) desire to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth in Section 3 herein, the Credit Agreement is hereby amended as follows:

(a)           The following defined terms are hereby added to Section 1.01 to the Credit Agreement:

”Mansion” means the real property located at 10236 Charing Cross Road in Los Angeles, California.

“Mansion Sale” means the sale by Mansion Holdings LLC (and any relevant Affiliates) of the Mansion.

“Mansion Sale Proceeds” means, cumulatively, 100% of the net proceeds (determined after payment in full of all Indebtedness secured by Liens on the Mansion) distributed or deemed distributed to Parent by Mansion Holdings LLC from the Mansion Sale less $10,000,000.

(b)           A new subsection (vii) is hereby added to Section 2.06(b) to the Credit Agreement as follows:

“Mansion Sale. Within three (3) Business Days following the receipt from time to time by Mansion Holdings LLC of the Mansion Sale Proceeds, the Borrower shall make a prepayment in the amount of the Mansion Sale Proceeds so received.”

The existing subsections (vii) through (ix) of Section 2.06(b) shall hereinafter be numbered subsections (viii) through (x).

2.             Effectiveness. This Amendment shall be effective on the date of:

(a)           receipt by the Administrative Agent of counterparts of this Amendment executed by each of the Borrower, the Administrative Agent, and Lenders comprising Required Lenders; and

(b)           a certificate of the secretary or other officer of the Borrower certifying as to (A) the names and specimen signatures of each officer of the Borrower authorized to execute and deliver this Amendment and/or any other documents in connection with the Credit Agreement (including Notice(s) of Borrowing), (B) the Organizational Documents of the Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, and (C) the resolutions of the Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment.

3.             Representations and Warranties; Covenants.

(a)           The Borrower hereby represents and warrants that, as of the date hereof: (i) it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby; (ii) the execution and delivery of this Amendment, and performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party; (iii) this Amendment has been duly executed and delivered; and (iv) this Amendment (and the Credit Agreement as amended hereby) is the legally valid and binding obligation of the Borrower, enforceable against such Loan Party in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principle of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           The Borrower hereby represents and warrants that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents (in each case, as amended hereby);

4.             Counterparts; Severability; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement via fax or in “.pdf” format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein. All provisions of this Amendment are severable, and the unenforceability or invalidity of any of the provisions of this Amendment shall not affect the validity or enforceability of the remaining provisions of this Amendment. Should any part of this Amendment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. This Amendment represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Amendment may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein, and there are no unwritten or oral agreements between the parties.

5.             Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard for its conflicts of laws principles. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference as if fully stated herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

6.             Loan Document; Successors and Assigns. This Amendment shall be deemed to be a Loan Document. This Amendment shall be binding upon the Borrower, the other Loan Parties, the Lenders, the Administrative Agent, and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

7.             No Other Modification. The amendments set forth in Section 1 herein are limited as specified and shall not constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Loan Document, except as expressly set forth herein, or (ii) an agreement by the Administrative Agent, or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Agents pursuant to the terms of the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

8.             No Waiver; Cumulative Remedies. No failure by Administrative Agent or any Lender to exercise any right, remedy, or option under this Amendment or any other Loan Document, or delay by Administrative Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Administrative Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Administrative Agent or any Lender on any occasion shall affect or diminish Administrative Agent’s and each Lender’s rights thereafter to require strict performance by PEI and Borrower of any provision of this Amendment. Administrative Agent’s and each Lender’s rights under this Amendment and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Administrative Agent or any Lender may have.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

[Signature Page to First Amendment to Credit Agreement]

DBD CREDIT FUNDING LLC, as Administrative Agent and a Lender

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

[Signature Page to First Amendment to Credit Agreement]